UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 26, 2007

ATMEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19032	77-0051991

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
2325 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)
(408) 441-0311
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
On August 26, 2007, Atmel Corporation (the “Company”) entered into collared accelerated share repurchase transactions with each of Morgan Stanley & Co. Incorporated and Credit Suisse, New York Branch (the “dealers”) under which the Company intends to repurchase up to an aggregate of $250 million of its common stock.
Pursuant to the terms of the transactions, the Company will purchase up to $125 million of its common stock from each dealer. The number of shares actually purchased will be determined based on the volume weighted average share price of the Company’s common stock during a specified period of time, subject to certain provisions that establish a minimum and maximum number of shares that may be repurchased by the Company. The dealers will deliver the minimum number of shares to the Company shortly after determination of such minimum and maximum number of shares. The Company may receive additional shares from each dealer depending on the average price of the Company’s common stock over a period of time following delivery of the minimum number of shares, subject to a maximum number of shares.
The Company will prepay $125 million to each dealer shortly after execution. In certain circumstances the completion dates of the transactions may be shortened or extended from the periods described above.
Shares repurchased under the transactions will be retired.
The foregoing description is qualified in its entirety by reference to the Form of Collared Accelerated Share Repurchase Confirmation (a “Confirmation”) for the transactions, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Confirmation contains other terms governing the transactions, including, but not limited to, the mechanism used to determine the final settlement of the transactions, the settlement method, the circumstances under which the dealers are permitted to make adjustments to valuation periods, circumstances under which the transactions may be terminated early, and various acknowledgements, representations and warranties made by the Company and the dealers, including intended compliance with Rule 10b5-1 and intended compliance with the Rule 10b-18 volume and timing guidelines.
The dealers and certain of their respective affiliates have provided, and in the future may provide, financial, advisory and related services to the Company.
On August 27, 2007, the Company issued a press release about the transactions, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Form of Collared Accelerated Share Repurchase Confirmation

99.1	Press release, dated as of August 27, 2007, entitled “Atmel Announces $250 Million Stock Repurchase Program.”

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atmel Corporation
Date: August 27, 2007	By:	/s/ Robert Avery
Robert Avery
Vice President Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Collared Accelerated Share Repurchase Confirmation

99.1	Press release, dated as of August 27, 2007, entitled “Atmel Announces $250 Million Stock Repurchase Program.”

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